UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2014

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 25, 2014, Hanesbrands Inc. (“HanesBrands”) and its wholly owned subsidiary, MFB International Holdings S.à r.l. (the “Purchaser”), entered into (i) a Share Purchase Agreement, dated as of August 25, 2014 (the “Purchase Agreement”), and (ii) a Supplement Deed to the Share Purchase Agreement, dated as of August 25, 2014 (the “Supplement Deed,” and together with the Purchase Agreement, the “Transaction Documents”), with SLB Brands Holdings, Ltd (the “Institutional Seller”), certain individuals party thereto (the “Management Sellers,” and together with the Institutional Seller, the “Sellers”), Société Civile de la Dune (“Management Holding Company 1”) and Gueshov Investissement 1 (“Management Holding Company 2”), pursuant to which, on the terms and subject to the conditions set forth in the Transaction Documents, the Purchaser agreed to purchase from the Sellers 100% of the issued share capital of DBA Lux Holding S.A. (“DBA”), including warrants issued by DBA, for a purchase price of  €400 million in cash, less any net indebtedness of DBA at closing, and subject to post-closing adjustment to reflect any deviation at closing from a normalized level of working capital (the “Transaction”).

The Sellers, Management Holding Company 1 and Management Holding Company 2 executed and delivered the Transaction Documents on August 25, 2014 following the Institutional Seller’s receipt on June 25, 2014 of a binding offer letter from HanesBrands and the Purchaser (the “Offer Letter”), pursuant to which the Purchaser made an irrevocable and binding offer (the “Offer”) to consummate the Transaction. Acceptance of the Offer by the Sellers was subject to the Sellers’ compliance with the notification and consultation process with certain works councils prior to deciding to enter into the mutually negotiated form of Purchase Agreement attached to the Offer Letter. The Sellers received the works councils’ final opinions on the Transaction and executed the Purchase Agreement within the periods prescribed by the Offer Letter.

Execution of the Transaction Documents is one of the last significant preconditions to completion of the Transaction, and HanesBrands anticipates the closing of the Transaction to occur as early as the third quarter of 2014.

The foregoing description of the Transaction Documents is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Documents, which are filed as Exhibits 2.1 and 2.2 hereto. Additional information regarding the Transaction and the terms and conditions of the Transaction Documents may be found in HanesBrands’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2014.

The representations, warranties and covenants of the parties contained in the Transaction Documents have been made solely for the benefit of the parties. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. The Transaction Documents should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Transaction that is or will be contained in, or incorporated by reference into, HanesBrands’ various filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 2.1
Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune, and Gueshov Investissement 1.

Exhibit 2.2
Supplement Deed to the Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune and Gueshov Investissement 1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits hereto) includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about the expected consummation of the Transaction and the expected timing for closing the Transaction are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, HanesBrands expresses an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of the company’s management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Documents; the outcome of any legal proceedings that may be instituted against the parties and others related to the Transaction; or certain conditions to the completion of the Transaction may not be satisfied. There can be no assurance that the Transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Transaction will be realized. HanesBrands believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. HanesBrands does not undertake any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 26, 2014	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 2.1
Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune, and Gueshov Investissement 1.

Exhibit 2.2
Supplement Deed to the Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune and Gueshov Investissement 1.